EXHIBIT 99.2


                        CONSENT OF RACHLIN COHEN & HOLTZ,

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-4 of our report dated March 20, 1998 relating to the financial statements of Baron Capital Trust appearing in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
September 18, 1998

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-4 of our report dated March 20, 1998 relating to the financial statements of Baron Capital Properties, L.P. appearing in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
September 18, 1998

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-4 of our report dated March 26, 1998 relating to the financial statements of Baron Advisors, Inc. appearing in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
September 18, 1998